TOUCHSTONE SANDS CAPITAL SELECT GROWTH FUND                   SUMMARY PROSPECTUS
CLASS Y TICKER: CFSIX    CLASS Z TICKER: PTSGX                JANUARY 28, 2011
CLASS A TICKER: TSNAX    CLASS C TICKER: TSNCX

Before you invest, you may want to review the fund's Prospectus, which contains information about the fund and its risks. The fund's Prospectus and Statement of Additional Information, both dated January 28, 2011 as amended from time to time, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the fund's Prospectus and other information about the fund, go to www.TouchstoneInvestments.com/home/formslit/, call 1.800.543.0407, or ask any financial advisor, bank, or broker-dealer who offers shares of the fund.

THE FUND'S INVESTMENT GOAL

The Touchstone Sands Capital Select Growth Fund seeks long-term capital appreciation.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds. More information about these and other discounts is available from your financial professional and in the section entitled "Choosing a Class of Shares" in the Fund's prospectus and in the section entitled "Purchase and Redemption of Shares" in the Fund's Statement of Additional Information.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                     Class A    Class C    Class Z    Class Y
---------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on
    Purchases (as a percentage of offering price)    5.75%      None       None       None
Maximum Deferred Sales Charge
    (as a percentage of original purchase price
    or the amount redeemed, whichever is less)       None       1.00%      None       None
Wire Redemption Fee                                  Up to $15  Up to $15  Up to $15  None
---------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE
OF THE VALUE OF YOUR INVESTMENT)
----------------------------------------------------------------------------------------------
Management Fees(1)                                   0.97%      0.97%      0.97%      0.97%
Distribution and/or Service (12b-1) Fees             0.25%      1.00%      None       None
Other Expenses(2,3)                                  0.31%      0.31%      0.31%      0.31%
    Shareholder Service Fees                         0.00%      0.00%      0.25%      0.00%
Total Annual Fund Operating Expenses                 1.53%      2.28%      1.53%      1.28%
Fee Waiver and/or Expense Reimbursement              0.06%      0.06%      0.06%      0.06%
Total Annual Fund Operating Expenses After
       Fee Waiver and/or Expense Reimbursement       1.47%      2.22%      1.47%      1.22%
---------------------------------------------------------------------------------------------

(1) The advisory fee is subject to adjustment, up or down, based on the Fund's performance relative to the performance of the Russell 1000 Growth Index (the "Benchmark Index"), and this fee may range from 0.55% to 1 .00% depending on the Fund's performance and assets. See "The Funds' Management" section of the Fund's prospectus for additional information.

(2) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit other expenses to 0.25% for each Class of shares. This expense limitation will remain in effect until at least January 27, 2012 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. See the discussion entitled "Contractual Fee Waiver Agreement" under the section entitled "The Funds' Management" in the Fund's prospectus for more information.

(3) "Other Expenses" for Class A shares and Class C shares are based on estimated amounts for the current fiscal year.

EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting the one year contractual fee waiver). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                           Assuming No
                 Assuming Redemption at End of Period       Redemption
                 Class A   Class C   Class Z   Class Y        Class C
1 Year           $716      $328      $150      $124           $225
3 Years          $1,025    $707      $477      $400           $707
5 Years          $1,356    $1,215    $829      $696           $1,215
10 Years         $2,289    $2,611    $1,818    $1,540         $2,611
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 27% of the average value of its portfolio.

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES

The Touchstone Sands Capital Select Growth Fund invests, under normal market conditions, at least 80% of its assets in common stocks of U.S. companies that the sub-advisor, Sands Capital Management, LLC ("Sands Capital"), believes have above-average potential for revenue or earnings growth. This is a non-fundamental investment policy that the Fund can change upon 60 days' prior notice to shareholders. The Fund emphasizes investments in large capitalization growth companies. The weighted average market capitalization of these companies is generally in excess of $25 billion, and the Fund generally does not invest in companies that have a market capitalization of less than $2 billion. The Fund will typically own between 25 and 30 stocks.

The Fund is non-diversified and may invest a significant percentage of its assets in the securities of a single company. Sands Capital generally seeks to invest in stocks with sustainable above average earnings growth, and with capital appreciation potential. In addition, Sands Capital looks for companies that have a significant competitive advantage, a leadership position or proprietary niche, a clear mission in an understandable business, financial strength and that are valued rationally in relation to comparable companies, the market, and the business prospects for that particular company. Sands Capital generally considers selling a security when it no longer meets the investment criteria or when the issues causing such problems are not solvable within an acceptable time frame.

THE PRINCIPAL RISKS

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term capital appreciation, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may suffer a decline in value in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

The Fund is subject to the risk that its primary market segment, investments in growing companies that have market capitalizations in excess of $2 billion, may underperform other market segments or the equity markets as a whole. A principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Growth companies also typically do not pay dividends.

Under certain market conditions, the Fund may invest in small and medium capitalization companies. These companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, these stocks may be more volatile than stocks of larger companies.

The Fund is non-diversified, which means that it may invest a greater percentage of its assets than other diversified mutual funds in the securities of a limited number of issuers. The use of a non-diversified investment strategy may increase the volatility of the Fund's investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund.

This Fund should only be purchased by investors seeking long-term capital appreciation who can withstand the share price volatility of concentrated, growth stock investing. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of the Fund's Prospectus.

THE FUND'S PERFORMANCE

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 year, 5 years and 10 years compare with the Russell 1000 Growth Index. The bar chart does not reflect any sales charges, which would reduce your return. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

SANDS CAPITAL SELECT GROWTH FUND - CLASS Z TOTAL RETURN AS OF DECEMBER 31

[BAR CHART]

2001     2002     2003    2004    2005   2006    2007    2008     2009    2010
----     ----     ----    ----    ----   ----    ----    ----     ----    ----
-15.20%  -28.13%  36.99%  19.00%  9.63%  -6.50%  18.53%  -49.08%  70.58%  25.13%

Best Quarter: 4th Quarter 2001 +28.63%   Worst Quarter: 4th Quarter 2008 -30.93%

For information on the prior history of the Fund, please see the section titled "The Trust" in the Fund's Statement of Additional Information.

After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The after-tax returns shown in the table are for Class Z shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class Z after-tax returns. The Class A shares and the Class C shares inception date is November 15, 2010. The Class A shares and the Class C shares would have had substantially similar annual returns because the shares are invested in the same portfolio. Annual returns would differ only to the extent that the Classes have different expenses. The Class Y shares inception date is August 27, 2004. The Class Y shares performance was calculated using the historical performance of the Class Z shares for the period from August 11, 2000 to August 27, 2004.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED DECEMBER 31, 2010

                                                       1 Year  5 Years  10 Years
SANDS CAPITAL SELECT GROWTH FUND
--------------------------------------------------------------------------------
CLASS Z RETURNS
Return Before Taxes                                    25.13%  3.79%    2.75%
Return After Taxes on Distributions                    25.13%  3.79%    2.75%
Return After Taxes on Distributions and
    Sale of Fund Shares                                16.33%  3.26%    2.38%
CLASS Y RETURN                                         25.40%  4.05%    2.92%
RUSSELL 1000 GROWTH INDEX                              16.71%  3.75%    0.02%
 (reflects no deductions for fees, expenses or taxes)
--------------------------------------------------------------------------------

INVESTMENT ADVISOR                              INVESTMENT SUB-ADVISOR

Touchstone Advisors, Inc.                       Sands Capital Management, LLC

PORTFOLIO MANAGER(S)

Frank M. Sands, Jr., CFA
Chief Investment Officer and Chief Executive Officer
Managing the Fund since 2000

BUYING AND SELLING FUND SHARES

Minimum Investment Requirements
-------------------------------

                                                      CLASS A, CLASS C AND CLASS Z           CLASS Y
                                                         Initial      Additional       Initial      Additional
                                                        Investment    Investment      Investment    Investment
--------------------------------------------------------------------------------------------------------------
Regular Account                                        $    2,500       $  50         $    2,500       None
Retirement Account or Custodial Account under
      the Uniform Gifts/Transfers to Minors Act        $     1,000      $  50         None             None
Investments through the Automatic Investment Plan      $       100      $  50         None             None
--------------------------------------------------------------------------------------------------------------

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. Class A shares and Class C shares may be purchased and sold directly from Touchstone Securities, Inc. or through your financial advisor. Class Y shares are available only through your financial institution. Class Z shares are available only through a financial intermediary or financial institutions such as retirement plans, fee based platforms and brokerage accounts. For more information about buying and selling shares see the section "Investing with Touchstone" of the Fund's prospectus or call 1.800.543.0407.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless the shares are held in a tax-deferred account. Shares that are held in a tax-deferred account may be taxed as ordinary or capital gains once they are withdrawn from the tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.